DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus
Pennsylvania Intermediate Municipal Bond Fund. For its six-month reporting period ended May 31, 1997, your Fund produced a total return, including bond price changes and interest income, of 2.00%.* The Fund's tax-free annualized distribution rate per share for the reporting period was 4.57%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders).
Economic Review
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 31, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation.
The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far, this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation; or the Fed could again tighten credit, perhaps in another precautionary move. Market Environment
   The issuance of Pennsylvania securities having intermediate maturities has been relatively moderate for the last six months, and will most likely remain so over the next few months. Demand, on the other hand, has been rather strong. Hence, the Fund has been able to gradually sell overvalued bonds with positive results. Even though new issue supply was fairly moderate, the Fund has been able to purchase undervalued Pennsylvania issues in the secondary market from national bond funds, which often have a tendency to sell state specific paper such as Pennsylvania issues when they need to raise cash.
These types of opportunities usually occur when the market is fairly weak.
The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.

   Municipal prices have gone from being relatively inexpensive when compared to U.S. Treasury bonds, to currently being fairly valued because demand for them accelerated when the markets declined. This trend was especially true of the intermediate maturities, where demand has been exceptionally strong. During normal market conditions, as interest rates drop, municipal supply will increase and demand subside, so municipals may again begin to lag the Treasury market.
Portfolio Overview
   As interest rates have increased, the Fund has been able to purchase bonds selling below par, which have short calls but high yields. In the current market environment, these types of issues represent excellent value because they are out of favor with many institutional fund managers, and can be purchased at a substantial discount when compared to the rest of the municipal market. The Fund has been raising cash by selling slightly discounted bonds to the retail market, which offers a high price for this type of bond, and by offering bonds selling above par to other institutional funds that currently favor this type of issue.
   Since interest rates rose through late April, the Fund has become more aggressive and is slowly increasing its maturity and duration. Since the Fund was positioned defensively going into a rising interest rate environment, it took advantage of current market conditions while reducing the risk that is associated with longer maturing bonds. This risk was reduced because the Fund was selling moderate discounts and longer maturities when interest rates were substantially lower. By purchasing discounts, the Fund was well positioned to capitalize on an improving market that occurred in late April and continued through May. If the market continues to improve, the Fund would consider becoming more defensive by slowly decreasing its exposure to longer maturing bonds.
   Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
   As mentioned, the Fund had a six-month total return on May 31, 1997 of 2.00%, which compares favorably to the Lipper Pennsylvania Intermediate Municipal Bond Funds category average of 1.39%.*** Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in 1997 by purchasing issues which were undervalued.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Yield, share price and investment return fluctuate, and an investor may receive more or less than original cost upon redemption. Past performance is no guarantee of future results.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)

Principal
Long-Term Municipal Investments-100.0%
Amount          Value


                                                                                                     -------         -------
Pennsylvania-89.6%
Allegheny County Hospital Development Authority, Revenue, Refunding
  (Magee Womens Hospital):
    5.875%, 10/1/2002 (Insured; FGIC).......................................                    $    500,000   $     526,445
    6%, 10/1/2005 (Insured; FGIC)...........................................                       1,525,000       1,621,426
Berks County, Refunding 5.60%, 11/15/2007 (Insured; FGIC)...................                         545,000         559,786
Cambria County, Refunding 5.875%, 8/15/2008 (Insured; FGIC).................                         850,000         899,453
Cambria Township Water Authority, Industrial User Revenue
  6%, 12/1/2002 (LOC; Banque Paribas) (a)...................................                       1,250,000       1,295,187
Clinton County Industrial Development Authority, PCR, Refunding
  (International Paper Co. Project) 5.375%, 5/1/2004........................                         500,000         518,675
Dauphin County General Authority, Revenue:
  6.25%, 6/1/2001...........................................................                         650,000         682,025
  6%, 12/1/2006 (LOC; The Sakura Bank Ltd., Prerefunded 6/1/2001) (a,b).....                         785,000         828,599
  5%, 6/1/2026 (Insured; AMBAC, Prerefunded 12/1/1998) (b)..................                         500,000         507,950
Delaware County Industrial Development Authority, Revenue, Refunding
  (Martins Run Project) 5.60%, 12/15/2002...................................                         750,000         750,660
Hampton Township School District
  6.75%, 11/15/2021 (Insured; AMBAC, Prerefunded 11/15/2004) (b)............                       1,000,000       1,122,680
Jefferson County Hospital Authority, HR, Refunding
  (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA).........................                       1,000,000       1,055,490
Lebanon County Good Samaritan Hospital Authority, Revenue, Refunding
  (Good Samaritan Hospital Project):
    5.85%, 11/15/2007.......................................................                         845,000         850,822
    6%, 11/15/2009..........................................................                       1,500,000       1,509,240
McKeesport Area School District
  Zero Coupon, 10/1/2009 (Insured; FGIC)....................................                       1,070,000         553,853
Montgomery County Higher Education and Health Authority, HR
  (Montgomery Hospital Medical Center) 6.60%, 7/1/2010......................                       1,000,000       1,033,930
Northeastern Hospital and Education Authority, College Revenue
  (Luzerne County Community College) 6.20%, 8/15/2005 (Insured; AMBAC)......                         500,000         542,105
Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC)...............                       1,000,000       1,017,310
Pennsylvania Convention Center Authority, Revenue, Refunding 6.25%, 9/1/2004                         750,000         782,737
Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.40%, 1/1/2009..........................                         500,000         499,355
Pennsylvania Finance Authority, Revenue, Refunding
  (Municipal Capital Improvements Program) 6.60%, 11/1/2009.................                       2,500,000       2,691,350
Pennsylvania Higher Educational Facilities Authority:
  College and University Revenue (Delaware Valley College of Science and
Agriculture)
    6.50%, 4/1/2008.........................................................                         790,000         820,265
  Health Services Revenue, Refunding (Allegheny Delaware Valley)
    5.60%, 11/15/2010 (Insured; MBIA).......................................                       1,250,000       1,285,113

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       MAY 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                     -------         -------
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Single Family Mortgage:
  5.95%, 10/1/2003..........................................................                   $     365,000    $    376,034
  6.20%, 4/1/2005...........................................................                         410,000         419,860
  6.20%, 10/1/2005..........................................................                         420,000         430,605
  5.75%, 4/1/2006...........................................................                         400,000         405,356
  6.10%, 4/1/2006...........................................................                         455,000         465,110
  5.75%, 10/1/2006..........................................................                         415,000         420,798
  6.10%, 10/1/2006..........................................................                         465,000         475,779
Pennsylvania Industrial Development Authority, EDR
  7%, 1/1/2006 (Insured; AMBAC).............................................                       1,795,000       2,051,775
Pennsylvania Infrastructure Investment Authority, Revenue
  (Pennvest Loan Pool Program) 6%, 9/1/2005 (Insured; MBIA).................                       2,155,000       2,317,918
Philadelphia:
  5.70%, 11/15/2006 (Insured; FGIC).........................................                       1,000,000       1,054,150
  Airport Revenue (Philadelphia Airport System) 5.75%, 6/15/2008 (Insured; AMBAC)                  1,000,000       1,042,570
  Gas Works Revenue 4.875%, 8/1/2010 (Insured; AMBAC).......................                       1,325,000       1,259,346
  Water and Wastewater Revenue, Refunding 5.50%, 6/15/2003 (Insured; FGIC)..                       1,000,000       1,035,520
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue:
  (Community College) 5.90%, 5/1/2007 (Insured; MBIA).......................                         445,000         474,339
  (Northwestern Corp.) 7%, 6/1/2012.........................................                       1,530,000       1,598,330
  Refunding (Temple University Hospital) 6.50%, 11/15/2008..................                       1,000,000       1,071,390
Philadelphia Municipal Authority, LR, Refunding:
  6%, 7/15/2003.............................................................                         500,000         508,655
  5.40%, 11/15/2006 (Insured; FGIC).........................................                         500,000         514,515
Philadelphia School District:
  5.35%, 7/1/2003 (Insured; MBIA)...........................................                       1,350,000       1,385,141
  5.75%, 7/1/2007 (Insured; MBIA)...........................................                         600,000         627,522
Scranton-Lackawanna Health and Welfare Authority, Revenue, Refunding
  (University of Scranton Project) 5.80%, 3/1/2000..........................                         500,000         511,285
Southeastern Transportation Authority, Special Revenue:
  6.50%, 3/1/2004 (Insured; FGIC)...........................................                       1,500,000       1,640,490
  5.875%, 3/1/2009 (Insured; FGIC)..........................................                         750,000         784,628
Upper Allegheny Joint Sanitary Authority, Sewer Revenue
  5.70%, 9/1/2005 (Insured; FGIC)...........................................                       1,095,000       1,139,413
Westmoreland County:
  Zero Coupon, 12/1/2006 (Insured; FGIC)....................................                       2,000,000       1,232,480
  Zero Coupon, 12/1/2008 (Insured; FGIC)....................................                       1,790,000         979,595
Wilkinsburg Joint Water Authority, Water Revenue
  6.15%, 8/15/2006 (Insured; AMBAC, Prerefunded 8/15/2002) (b)..............                         600,000         642,156
York County Hospital Authority, Revenue, Refunding
  (Lutheran Social Services Health Center) 6.25%, 4/1/2011..................                       1,000,000       1,014,120
Yough School District, Refunding
  Zero Coupon, 10/1/2007 (Insured; FGIC)....................................                       1,000,000         587,650

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               MAY 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount           Value
                                                                                                     -------         -------
U.S. Related-10.4%

Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue:
  5.40%, 7/1/2006...........................................................                    $  1,000,000   $     998,540
  5.40%, 7/1/2006 (Insured; FSA)............................................                       4,000,000       4,121,120
Puerto Rico Electric Power Authority, Power Revenue:
  5.90%, 7/1/2002...........................................................                         250,000         261,695
  6%, 7/1/2006..............................................................                         225,000         238,561
                                                                                                                     -------
TOTAL INVESTMENTS (cost $52,658,973)........................................                                     $54,040,902
                                                                                                         ===========

Summary of Abbreviations

AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
EDR           Economic Development Revenue                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       RRR      Resources Recovery Revenue
HR            Hospital Revenue

Summary of Combined Ratings

Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         -------------------
AAA                                Aaa                            AAA                               60.3%
AA                                 Aa                             AA                                 5.5
A                                  A                              A                                 13.5
BBB                                Baa                            BBB                               16.0
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           2.4
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      2.3
                                                                                                   ----
                                                                                                   100.0%


Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest date.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNUADITED)

                                                                                                 Cost                 Value
                                                                                                -------              ------
ASSETS:                          Investments in securities-See Statement of Investments       $52,658,973        $54,040,902
                                 Cash.......................................                                         712,432
                                 Interest receivable........................                                         808,802
                                 Receivable for shares of Beneficial Interest subscribed                              93,450
                                 Prepaid expenses...........................                                          15,416
                                                                                                                     -------
                                                                                                                  55,671,002

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        20,925
                                 Payable for shares of Beneficial Interest redeemed                                  132,445
                                 Accrued expenses...........................                                          32,575
                                                                                                                     -------
                                                                                                                     185,945

                                                                                                                     -------
NET ASSETS..................................................................                                     $55,485,057
                                                                                                                 ===========

REPRESENTED BY:                  Paid-in capital............................                                     $54,153,275
                                 Accumulated undistributed investment income-net                                       7,001
                                 Accumulated net realized gain (loss) on investments                                 (57,148)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4.......................                                      1,381,929
                                                                                                                     -------
NET ASSETS..................................................................                                     $55,485,057
                                                                                                                    ========
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                       4,223,393
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $13.14
                                                                                                                     =======







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED  MAY 31, 1997 (UNAUDITED) INVESTMENT INCOME
INCOME                           Interest Income............................                                         $1,417,816
EXPENSES:                        Management fee-Note 3(a)...................                      $ 157,808
                                 Shareholder servicing costs-Note 3(b)......                         40,302
                                 Registration fees..........................                         12,643
                                 Auditing fees..............................                         10,993
                                 Trustees' fees and expenses-Note 3(c)......                         10,613
                                 Legal fees.................................                          7,395
                                 Custodian fees.............................                          2,930
                                 Prospectus and shareholders' reports.......                          2,903
                                 Loan commitment fees-Note 2................                            294
                                 Miscellaneous..............................                          8,676
                                                                                                      -----
                                       Total Expenses.......................                        254,557
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (43,852)
                                                                                                      -----
                                       Net Expenses.........................                                            210,705
                                                                                                                        -------
INVESTMENT INCOME-NET.......................................................                                          1,207,111
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $   88,670
                                 Net unrealized appreciation (depreciation) on investments         (238,646)
                                                                                                      -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (149,976)
                                                                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,057,135
                                                                                                                         ======









SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                             May 31, 1997        Year Ended
                                                                                              (Unaudited)     November 30, 1996
                                                                                               ---------          ----------
OPERATIONS:
    Investment income-net............................................                      $   1,207,111       $   2,013,427
    Net realized gain (loss) on investments..........................                             88,670              (7,047)
    Net unrealized appreciation (depreciation) on investments........                           (238,646)            279,415
                                                                                                 -------             -------
      Net Increase (Decrease) in Net Assets Resulting from Operations                          1,057,135           2,285,795
                                                                                                 -------             -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net............................................                         (1,206,290)         (2,007,247)
                                                                                                 -------             -------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold....................................                         10,395,491          20,981,606
    Dividends reinvested.............................................                            888,838           1,444,865
    Cost of shares redeemed..........................................                         (6,022,205)        (12,412,336)
                                                                                                 -------             -------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  5,262,124          10,014,135
                                                                                                 -------             -------
          Total Increase (Decrease) in Net Assets....................                          5,112,969          10,292,683
NET ASSETS:
    Beginning of Period..............................................                         50,372,088          40,079,405
                                                                                                 -------             -------
    End of Period....................................................                       $ 55,485,057        $ 50,372,088
                                                                                                 =======             =======
UNDISTRIBUTED INVESTMENT INCOME-NET..................................                   $          7,001    $          6,180
                                                                                                 -------             -------
                                                                                                 Shares              Shares
                                                                                                 -------             -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold......................................................                            795,145           1,611,905
    Shares issued for dividends reinvested...........................                             68,001             111,215
    Shares redeemed..................................................                           (461,058)           (955,587)
                                                                                                 -------             -------
      Net Increase (Decrease) in Shares Outstanding..................                            402,088             767,533
                                                                                                 =======             =======









SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                           Six Months Ended
                                                                           May 31, 1997
                                                                           Year Ended November 30,
                                                                      ------------------------------

PER SHARE DATA:                                                          (Unaudited)        1996      1995      1994(1)
                                                                          ---------         ----      ----      ----
    Net asset value, beginning of period..............                     $13.18         $13.12    $11.84    $12.50
                                                                             ----           ----      ----      ----
    Investment Operations:
    Investment income-net.............................                        .30            .59       .63       .61
    Net realized and unrealized gain (loss)
      on investments..................................                       (.04)           .06      1.28      (.66)
                                                                             ----           ----      ----      ----
    Total from Investment Operations..................                        .26            .65      1.91      (.05)
                                                                             ----           ----      ----      ----
    Distributions:
    Dividends from investment income-net..............                       (.30)          (.59)     (.63)     (.61)
                                                                             ----           ----      ----      ----
    Net asset value, end of period....................                     $13.14         $13.18    $13.12    $11.84
                                                                             ====           ====      ====      ====
TOTAL INVESTMENT RETURN...............................                       4.01%(2)       5.10%    16.47%     (.60%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                        .80%(2)        .80%      .48%       -

    Ratio of net investment income
      to average net assets...........................                       4.59%(2)       4.52%     4.93%     5.19%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..............                        .17%(2)        .31%      .62%     1.39%(2)
    Portfolio Turnover Rate...........................                      22.34%(3)      53.83%     5.07%    20.13%(3)
    Net Assets, end of period (000's Omitted).........                    $55,485        $50,372   $40,079   $22,599
    (1)  From December 16, 1993 (commencement of operations) to November 30, 1994.
    (2)  Annualized.
    (3)  Not annualized.








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $152,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $1,400 of the carryover expires in fiscal 2002, $137,400 expires in fiscal 2003 and $13,700 expires in fiscal 2004.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amounts of such excess to the extent required by state law. The Manager has undertaken from December 1, 1996 through November 30, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $43,852 during the period ended May 31, 1997.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, $18,774 was charged to the Fund pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $16,328 during the period ended May 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997 amounted to $16,356,908 and $11,430,172, respectively.
    At May 31, 1997, accumulated net unrealized appreciation on investments was $1,381,929, consisting of $1,397,748 gross unrealized appreciation and $15,819 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            105SA975
Registration Mark
[Dreyfus logo]
Pennsylvania
Intermediate
Municipal
Bond Fund
Semi-Annual Report
May 31, 1997